DEBT	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
DEBT	DEBT
Short-term borrowings, bank overdrafts and long-term debt consisted of the following:

	December 31, 2023	December 31, 2022

	(U.S. Dollars in thousands)
Revolving Credit Facility	$89,750	$183,909
Term Loan A and Term Loan B	810,975	823,875
Vessel financing loans	74,774	89,479
Other long-term financing arrangements	34,895	41,483
Other revolving credit facilities, at a weighted average interest rate of 6.5% as of December 31, 2023 (4.8% as of December 31, 2022)	38,770	73,999
Bank overdrafts	11,488	8,623
Finance lease obligations, at a weighted average interest rate of 4.2% as of December 31, 2023 (3.7% as of December 31, 2022)	33,184	29,885
Total debt, gross	1,093,836	1,251,253
Unamortized debt discounts and debt issuance costs	(14,395)	(17,874)
Total debt, net	1,079,441	1,233,379
Current maturities, net of unamortized debt discounts and debt issuance costs	(222,940)	(97,435)
Bank overdrafts	(11,488)	(8,623)
Long-term debt, net	$845,013	$1,127,321
Term Loan and Revolving Credit Facility
Under the terms of the Credit Agreement entered into on March 26, 2021 (and subsequently amended on August 3, 2021), the Company has a senior secured revolving credit facility (the “Revolving Credit Facility”) in place which provides for borrowings of up to $600.0 million and two term loan facilities (“Term Loan A” and “Term Loan B”) which provided for borrowings of $300.0 million and $540.0 million, respectively.

In June 2023, the Company amended the Credit Agreement to replace the U.S. dollar LIBOR benchmark rate with SOFR plus a spread. U.S. dollar borrowings under the Revolving Credit Facility refer to SOFR as the benchmark rate plus an adjustment of 0.10%. U.S. dollar borrowings under the Term Loan A refer to SOFR as the benchmark rate plus a spread adjustment of 0.10%. For Term Loan B borrowings, the Company elected to adopt the LIBOR fallback provisions and replaced LIBOR with SOFR as the benchmark rate plus a spread adjustment that varies from 0.11% to 0.72%, depending on the tenor of the borrowing.
Interest under the Revolving Credit Facility and Term Loan A is payable, at the option of Dole, either at (i) SOFR plus 0.10%, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.75%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.75%, in each case, to be determined based on credit ratings and the Company’s total net leverage ratio. Interest under Term Loan B is payable, at the option of Dole, either at (i) SOFR plus the applicable credit spread adjustment, or the respective benchmark rate depending on the currency of the loan, plus 2.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 1.00% to 1.25%, in each case, to be determined based on credit ratings. As discussed in Note 17 “Derivative Financial Instruments”, the Company enters into interest rate swap arrangements to convert a portion of the Credit Agreement’s variable rate debt to fixed rate debt.
Principal payments of $1.9 million under Term Loan A are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2026. Principal payments of $1.4 million under Term Loan B are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2028. Under the terms of the Credit Agreement, the Company may be required to use a portion of the proceeds from the Vegetables exit process to make a prepayment on Term Loan A and Term Loan B. The estimated minimum prepayment associated with the terms of the Fresh Express Agreement has been reclassified from long-term debt, net, to current maturities in the consolidated balance sheets as of December 31, 2023. Because the Company now plans to exit the Fresh Vegetables division through an alternative process, the estimated minimum prepayment may change. The Revolving Credit Facility has an expiration date of August 3, 2026.
As of December 31, 2023, amounts outstanding under Term Loan A and Term Loan B were $811.0 million, in the aggregate, and borrowings under the Revolving Credit Facility were $89.8 million. After taking into account approximately $5.9 million of related outstanding letters of credit, Dole had $504.3 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2023. As of December 31, 2022, amounts outstanding under Term Loan A and Term Loan B were $823.9 million, in the aggregate, and borrowings under the Revolving Credit Facility were $183.9 million. After taking into account approximately $15.0 million of related outstanding letters of credit, Dole had $401.1 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2022.
Borrowings under the Credit Agreement are secured by substantially all of the Company’s material U.S. assets of wholly owned subsidiaries, certain European assets and by the equity interests of substantially all Dole subsidiaries located in the U.S. and certain subsidiaries located in Europe.
Vessel Financing Loans
On December 11, 2015, Dole entered into three secured loan agreements (“first vessel facility”) of up to $111.0 million, in the aggregate, to finance a portion of the acquisition costs of three new vessels. The first vessel facility consists of three tranches, each tied to a specific vessel, which allowed the Company to borrow up to 70%, or $37.0 million, of the contract cost of each vessel, collateralized by the completed vessel. Principal and interest payments are due quarterly in arrears for 48 consecutive installments. The first vessel facility bears interest at a rate per annum equal to LIBOR plus 2.00% to 3.25% and will mature on May 18, 2028. As of December 31, 2023 and December 31, 2022, Dole’s borrowings under the first vessel facility were $39.3 million and $48.6 million, respectively.
On October 30, 2020, Dole entered into two additional secured loan agreements (“second vessel facility”) of $49.1 million, in the aggregate, to finance a portion of the acquisition costs of two new vessels, which were delivered in 2021. Each agreement was tied to a specific vessel which allowed Dole to borrow 60%, or $24.5 million, of the contract cost of each vessel, collateralized by the completed vessel. On January 14, 2021 and April 7, 2021, the first and second loans were funded for $24.5 million each and mature on January 14, 2030 and April 7, 2030, respectively. The second vessel facility bears interest at a rate per annum equal to LIBOR plus 3.25% and principal and interest payments are due semi-annually in arrears for 18 consecutive installments. As of December 31, 2023 and December 31, 2022, Dole’s borrowings under the second vessel facility were $35.5 million and $40.9 million, respectively.
Other Financing Arrangements
Dole’s other financing arrangements consist of a number of loan agreements entered into to finance other capital expenditures and working capital requirements.
As of December 31, 2023 and December 31, 2022, the Company had $8.6 million and $11.5 million, respectively, in other financing arrangements outstanding related to a secured long-term asset financing arrangement for farms in Chile. The terms of the financing arrangement include a 10-year loan of $23.1 million due in June 2026 that bears interest at a rate per annum equal to LIBOR plus 2.39%. Principal and interest payments are due semi-annually in arrears. The long-term financing arrangement is collateralized by the purchased farms and their related assets.
As of December 31, 2023 and December 31, 2022, the Company had $9.3 million and $11.3 million, respectively, in other financing arrangements outstanding related to two secured long-term asset financing arrangements for pineapple farms in Costa Rica. Both agreements provide for a 10-year loan and are collateralized by the purchased farms and their related assets. The first agreement, maturing in July 2026, bears interest at a rate per annum equal to LIBOR plus 5.00%, adjustable annually, with a floor rate of 5.50% per annum. Interest and principal payments are due monthly in arrears. The second agreement, maturing in July 2031, includes principal payments of $10.1 million that was paid in July of 2022 and $3.1 million due in July of 2031, with a single payment of $0.4 million for interest which was paid in July of 2022.
As of December 31, 2023 and December 31, 2022, the Company had $17.0 million and $18.7 million, respectively, of remaining other financing arrangements, none of which are individually significant.
Other Credit Facilities
In addition to amounts available under the Revolving Credit Facility, Dole’s subsidiaries had other lines of credit and bank overdraft facilities at various local banks of approximately $269.6 million as of December 31, 2023 and $252.3 million as of December 31, 2022. These lines are primarily used to fund seasonal working capital requirements, short-term borrowings and bank guarantees. They consist of both secured and unsecured facilities, committed and uncommitted, and some are guaranteed by the Company and certain subsidiaries. The majority of Dole’s other lines of credit extend indefinitely but may be cancelled at any time by Dole or the banks, and if cancelled, any outstanding amounts would be due on demand. As of December 31, 2023 and December 31, 2022, total bank overdrafts were $11.5 million and $8.6 million, respectively, and other amounts outstanding under these lines were $38.8 million and $74.0 million, respectively. As of December 31, 2023 and December 31, 2022, after taking into account outstanding letters of credit, Dole had $217.2 million and $167.6 million, respectively, available for use under these lines.
Finance Lease Obligations
As of December 31, 2023 and December 31, 2022, Dole’s finance lease obligations of $33.2 million and $29.9 million, respectively, primarily relate to machinery and equipment and vessel containers, which continue through 2031.
Covenants and Restrictions
Provisions under the credit facilities include limitations on, among other things, indebtedness, investments, liens, loans to subsidiaries, employees and third parties, the issuance of guarantees and the payment of dividends.
The credit facilities require Dole to maintain compliance with a maximum leverage ratio, which was initially set at 4.50 to 1.00 beginning December 31, 2021, with step-downs to (i) 4.25 to 1.00 for fiscal year 2022 and (ii) 4.00 to 1.00 for each fiscal year thereafter. As of December 31, 2023, Dole was in compliance with all applicable covenants.
A breach of a covenant or other provision in any debt instrument governing Dole’s current or future indebtedness could result in a default under that instrument and, due to customary cross-default and cross-acceleration provisions, could result in a default under Dole’s other debt instruments. Upon the occurrence of an event of default under the credit facilities or other debt instruments, the lenders or holders of such debt could elect to declare all amounts outstanding to be immediately due and payable and terminate all commitments to extend further credit. If Dole were unable to repay those amounts, the lenders could proceed against the collateral granted to them, if any, to secure the indebtedness. If the lenders under Dole’s indebtedness were to accelerate the payment of the indebtedness, Dole cannot give assurance that its assets would be sufficiently liquid to repay in full its outstanding indebtedness on an accelerated basis.
Debt Discounts and Debt Issuance Costs
Debt discounts and issuance costs are amortized over the term of the debt agreement using the effective interest method. Debt discounts and issuance costs are presented as a direct reduction of debt in the consolidated balance sheets, except for those issuance costs related to revolving credit facilities and line-of-credit arrangements which are recorded as a prepaid asset in the consolidated balance sheets.
The amortization expense related to Dole’s deferred debt discounts and     issuance costs is recorded as interest expense in the consolidated statements of operations. For the years ended December 31, 2023, December 31, 2022 and December 31, 2021, amortization expense related to deferred debt discounts and issuance costs was $5.8 million, $6.0 million and $2.6 million, respectively.
Maturities of Current and Long-Term Debt
Stated maturities with respect to current and long-term debt, excluding finance lease obligations, as of December 31, 2023 were as follows:

Amount
(U.S. Dollars in thousands)
2024	$223,904
2025	35,877
2026	349,720
2027	23,167
2028	408,561
Thereafter	19,423
Total	$1,060,652
For maturities of finance lease obligations, refer to Note 16 “Leases”.